Exhibit 10.9
                                ESCROW AGREEMENT


      AGREEMENT dated this __ day of May, 2004, among Coates Motorcycle Company, Ltd., a Delaware corporation, having an address at 2100 Highway #34 & Ridgewood Road, Wall Township, New Jersey 07719 (the "Company"), Baird Patrick & Co., Inc., having an address at 20 Exchange Place, New York, New York 10005 (the "Underwriter") and HSBC Bank USA, a banking corporation and trust company organized and existing under the laws of the State of New York, having offices at 452 Fifth Avenue, New York, New York 10018, as escrow agent (the "Escrow Agent").

                              W I T N E S S E T H

      WHEREAS, the Company has prepared and filed a Form SB-2 registration statement and amendments thereto (Commission File No. 333-109119) with the U.S. Securities and Exchange Commission (the "SEC") (such registration statement, together with any amendments, supplements and exhibits thereto is hereinafter referred to collectively as the "Registration Statement") in connection with the planned initial public offering of a minimum 550,000 "Units" and a maximum 2,000,000 Units, at the offering price of $10.25 per Unit, for sale to the public (the "Investors"), with each Unit being comprised of 2 shares of the Company's common stock and 1 common stock purchase warrant; and

      WHEREAS, the Company desires to establish a non-interest bearing escrow account with the Escrow Agent into which the Underwriter shall deposit the Investors' checks or wire transfers for the payment of money made payable to the order of the Company's Escrow Account (as defined herein), and the Escrow Agent is willing to accept said checks, wire transfers for the payment of money in accordance with the terms hereinafter set forth; and

      WHEREAS, the Company represents and warrants to the Escrow Agent that it has not stated to any individual or entity that the Escrow Agent's duties will include anything other than those duties stated in this Agreement; and

      WHEREAS, the Company warrants to the Escrow Agent that a copy of the Registration Statement and amendments thereto as well as the Subscription Agreements to be entered into between the Company and the Investors, and all other documents such party has delivered to prospective Investors that include the Escrow Agent's name and duties, have been attached hereto as Schedule 1;

      NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.    Delivery Of Escrow Funds

      (a)(i) The Underwriter shall deliver to the Escrow Agent checks received from each prospective Investor made payable to the order of " ____________ Escrow Account." The checks shall be deposited into an account at HSBC Bank USA entitled "___________________ Escrow Account"(the "Escrow Account"), or

      (ii) The Escrow Agent shall receive money directly from prospective Investors by means of check or wire transfer. If by wire transfer, money shall be wired to HSBC Bank USA, 452 Fifth Avenue, New York, New York 10018, ABA
Number 021-001-088, HSBC Bank USA as the Escrow Agent for ., Account No. ___________. All such money shall be deposited into the Escrow Account.

      (b) The collected funds deposited into the Escrow Account are hereinafter referred to as the "Escrow Funds".

      (c) ______ The Escrow Agent shall have no duty or responsibility to enforce the collection or demand payment of any funds deposited into the Escrow Account. If, for any reason, any check deposited into the Escrow Account shall be returned unpaid to the Escrow Agent, the sole duty of the Escrow Agent shall be to return the check to the Company.

      (d) Promptly after checks and wire transfers are delivered to the Escrow Agent from the Underwriter, the Underwriter shall provide the Escrow Agent with the Investor's original Subscription Agreement, which shall include the Investor's name, address and other applicable information (social security number or employer identification number, if appropriate). The Escrow Agent shall hold the Subscription Agreements pending release of the Escrow Funds as provided in Section 2 below.

2. Release of Escrow Funds. The Escrow Funds shall be paid by the Escrow Agent in accordance with the following:

      (a) In the event that the Company and the Underwriter advise the Escrow Agent in writing that the public offering described in the Registration Statement has been withdrawn, the Escrow Agent shall promptly return the funds paid by each prospective Investor, to said prospective Investor, without interest.

      (b) If prior to 3:00 P.M. (local New York City time) on the day, 90 days following the effective date of the Registration Statement (the "Termination Date"), the Escrow Agent receives written notification, in the form of Exhibit A, attached hereto and made a part hereof, and signed by the Company and the Underwriter, stating that the Termination Date has been extended to a date stated therein (the "Final Termination Date") the date shall be so extended.

      (c) Provided that the Escrow Agent does not receive a notice stated in accordance with Section 2(a) above and there is at least $5,637,500 in the Escrow Account on or prior to the Termination Date or the Final Termination Date (if the Escrow Agent has, prior to the Termination Date, received a notice in accordance with Section 2(b) hereof), the Escrow Agent shall promptly notify the Company and the Underwriter of such fact in writing. The Escrow Agent shall promptly disburse the Escrow Funds by wire transfer in accordance with written instructions signed by the Company and the Underwriter and delivered by the Company and the Underwriter to the Escrow Agent. After any such disbursement that is effected prior to the Termination Date or the Final Termination Date (if the Escrow Agent has, prior to the Termination Date, received a notice in accordance with Section 2(b) hereof), deposits may continue to be made to the Escrow Account in accordance with Section 1 hereof and the Escrow Agent shall make additional disbursements of the Escrow Funds in accordance with this
Section 2(c).

      (d) If by 3:00 P.M. (local New York City time) on the Termination Date or the Final Termination Date (if the Escrow Agent has, prior to the Termination Date, received a notice in accordance with Section 2(b) hereof), the Escrow Agent has not received written instructions from the Company and the Underwriter in accordance with Section 2(c) hereof, or there is a balance in the Escrow Account of less than $5,637,500, the Escrow Agent shall promptly return the Escrow Funds.

      (e) The Escrow Agent shall not be required to pay any uncollected funds or any funds which are not available for withdrawal.

3. Acceptance by The Escrow Agent. The Escrow Agent hereby accepts and agrees to perform its obligations hereunder, provided that:

      (a) The Escrow Agent may act in reliance upon any signature believed by it to be genuine, and may assume that any person who has been designated by the Company to give any written instructions, notice or receipt, or make any statements in connection with the provisions hereof has been duly authorized to do so. The Escrow Agent shall have no duty to make inquiry as to the genuineness, accuracy or validity of any statements or instructions or any signatures on statements or instructions. The names and true signatures of each individual authorized to act on behalf of the Company and are stated in Schedule A, which is attached hereto and made a part hereof.

      (b) The Escrow Agent may act relative hereto in reliance upon advice of counsel in deference to any matter connected herewith. The Escrow Agent shall not be liable for any mistake of fact or error of judgement or law, or for any acts or omissions of any kind, unless caused by its willful misconduct or gross negligence.

      (c) The Company agrees to indemnify and hold the Escrow Agent harmless from and against any and all claims, losses, costs, liabilities, damages, suits, demands, judgements or actual out-of-pocket expenses (including but not limited to reasonable attorney's fees) claimed against or incurred by the Escrow Agent arising out of related, directly or indirectly, to this Agreement, unless caused by the Escrow Agent's willful misconduct or gross negligence.

      (d) In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder, the Escrow Agent shall be entitled to (i) refrain from taking any action or other than to keep safely the Escrow Funds until it shall be directed otherwise by a court of competent jurisdiction, or (ii) deliver the Escrow Funds to a court of competent jurisdiction.

      (e) The Escrow Agent shall have no duty, responsibility or obligation to interpret or enforce the terms of any agreement other than the Escrow Agent's obligations hereunder, and the Escrow Agent shall not be required to make a request that any monies be delivered to the Escrow Account, it being agreed that the sole duties and responsibilities of the Escrow Agent shall be (i) to accept checks and wire transfers delivered to the Escrow Agent for the Escrow Account and deposit said checks and wire transfers into the Escrow Account, (ii) to notify the Underwriter and the Company of its receipt of funds, (iii) to disburse or refrain from disbursing the Escrow Funds in accordance with Section 2 hereof, provided that the checks received by the Escrow Agent have been collected and are available for withdrawal.

4.    Resignation and Termination of the Escrow Agent

      (a) Resignation. The Escrow Agent may resign at any time by giving 30 days' written notice of such resignation to the Underwriter and the Company. Upon providing such notice, the Escrow Agent shall have no further obligation hereunder except to hold the Escrow Funds which it has received as of the date on which it provided the notice of resignation as depositary. In such event, the Escrow Agent shall not take any action until the Underwriter and the Company has designated a banking corporation, trust company, attorney or other person as successor (the "Successor Escrow Agent"). Upon receipt of such written instructions signed by the Underwriter and the Company and the Placement Agent, the Escrow Agent shall promptly deliver the Escrow Funds, net of any outstanding charges, to such successor and shall thereafter have no further obligations hereunder. If such instructions are not received within 30 days following the effective date of such resignation, then the Escrow Agent may deposit the Escrow Funds and any other amounts held by it pursuant to this Agreement with a clerk of a court of competent jurisdiction pending the appointment of a Successor Escrow Agent. In either case provided for in this Section 4, the Escrow Agent shall be relieved of all further obligations and released from all liability thereafter arising with respect to the Escrow Funds and all income earned thereon.

      (b) Termination. The Company may terminate the appointment of the Escrow Agent hereunder upon written notice specifying the date upon which such termination shall take effect. In the event of such termination, the Company shall, within 30 days of such notice, appoint a Successor Escrow Agent and the Escrow Agent shall, upon receipt of written instructions signed by the Company and the Underwriter turn over to such Successor Escrow Agent all of the Escrow Funds; provided, however, that if the Company fails to appoint a Successor Escrow Agent within such 30-day period, such termination notice shall be null and void and the Escrow Agent shall continue to be bound by all of the provisions hereof. Upon receipt of the Escrow Funds, the Successor Escrow Agent shall become the Escrow Agent hereunder and shall be bound by all of the provisions hereof and the original Escrow Agent shall be relieved of all further obligations and released from all liability thereafter arising with respect to the Escrow Funds.

5. Notices. All notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to be duly given when received by hand delivery, by facsimile (when confirmed by return facsimile) followed by first-class mail, by nationally recognized overnight courier service or by prepaid registered or certified mail, return receipt requested to the addresses set forth below:

                  If to the Company:

                  Coates Motorcycle Company, Ltd.
                  c/o Coates International, Ltd.
                  2100 Highway #34 & Ridgewood Road
                  Wall Township, New Jersey 07719
                  Attention:  George J. Coates, Chief Executive Officer

                  If to the Placement Agent:

                  Baird Patrick & Co., Inc.
                  20 Exchange Place
                  New York, New York 10005
                  Attention:  Mr. Andrew Dorman
                              Mr. Kenneth Greenbaum

                  If to the Escrow Agent:
                  ----------------------

                           HSBC Bank USA

                           452 Fifth Avenue
                           New York, New York 10018
                           Attention: Issuer Services

6.    General

      (a) This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to agreements made and to be entirely performed within such State.

      (b) This Agreement, together with the Exhibits and Schedules annexed hereto, sets forth the entire agreement and understanding of the parties in respect to the matters contained herein and supersedes all prior agreements, arrangements and understandings relating thereto

      (c) All of the terms and conditions of this Agreement shall be binding upon, and inure to the benefits of and be enforceable by, the parties hereto.

      (d) This Agreement may be amended, modified, superseded or canceled, and any of the terms or conditions hereof may be waived, only by a written instrument executed by each party hereto or, in the case of a waiver, by the party waiving compliance. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect its right at a later time to enforce the same. No waiver of any party of any condition, or of the breach of any term contained in this Agreement, whether by conduct or otherwise, in any one or more instance shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition or of the breach of any other term of this Agreement. No party may assign any rights, duties or obligations hereunder unless all other parties have given their prior written consent.

      (e) Of any provision included in this Agreement shall be determined by a court of competent jurisdiction to be invalid or unenforceable, it shall not affect the validity of the remaining provisions.

      (f) This Agreement may be executed in several counterparts or by separate instruments and all of such counterparts and instruments shall constitute one agreement, binding on all of the parties hereto.

7. Fees. At the time the Escrow Account is opened, the Company shall pay the Escrow Agent the fees stated in Exhibit B, attached hereto.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first set forth above.


COATES MOTORCYCLE COMPANY, LTD.

By:
    ---------------------------------------------
       George J. Coates
       Chief Executive Officer

UNDERWRITER:
BAIRD PATRICK & CO., INC.

By:
    ---------------------------------------------
       Name:
       Title:

HSBC BANK USA, as Escrow Agent



By:
    ---------------------------------------------
       Name:
       Title:

                                    Exhibit A


________ __, 200_


HSBC BANK USA
452 Fifth Avenue
New York, New York 10018
Attn: Issuer Services


Dear Sirs:

      In accordance with the terms of Section 2(b) of that certain Escrow Agreement dated ______________ , 200_ by and among . (the "Company"),____________ (the "Placement Agent") and HSBC Bank, USA (the "Escrow Agent"), the Company and the Placement Agent hereby notify the Escrow Agent that the Final Termination Date shall be ___________ __, 200_.





COATES MOTORCYCLE COMPANY, LTD.

By:
    ---------------------------------------------
       George J. Coates
       Chief Executive Officer


BAIRD PATRICK & CO., INC.

By:
    ---------------------------------------------
       Name:
       Title:

                                   Schedule A



The Escrow Agent is authorized to accept instructions signed or believed by the Escrow Agent to be signed by the following on behalf of COATES MOTORCYCLE COMPANY, LTD.








------------------------------
George J. Coates                    True Signature



------------------------------
Name                                True Signature



The Escrow Agent is authorized to accept instructions signed or believed by the Escrow Agent to be signed by the following on behalf of BAIRD PATRICK & CO., INC.




------------------------------      --------------------------------------------
Name                                True Signature




------------------------------      --------------------------------------------
Name                                True Signature

                                   Exhibit B


                                     Fees: